Exhibit 10.13

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT No. 1

TO THE LICENSE AGREEMENT UC CONTROL No. [***]

BETWEEN LEXEO THERAPEUTICS AND

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

Lexeo Therapeutics, Inc. (“LICENSEE,” a successor in interest to ARVC Therapeutics, Inc. and Stelios Therapeutics, Inc.) and the Regents of the University of California (“UNIVERSITY”) represented by its San Diego campus (“UC SAN DIEGO”) wish to amend the License Agreement between the parties, UC SAN DIEGO Control Number [***], effective April 23, 2020 (“Agreement”), to include certain modifications. This Amendment No. 1 to the Agreement shall be effective upon the date of last signature (“Amendment Effective Date”). These modifications are to be substituted for the relevant sections and/or paragraphs in the Agreement and are effective from the Amendment Effective Date.

WHEREAS, UNIVERSITY and ARVC Therapeutics, Inc. entered into the Agreement April 23, 2020.

WHEREAS, ARVC Therapeutics, Inc. merged with Stelios Therapeutics, Inc. on May 19, 2020, and Stelios Therapeutics, Inc. became the successor in interest to ARVC Therapeutics, Inc. under the Agreement.

WHEREAS, LICENSEE acquired Stelios Therapeutics, Inc. on July 16, 2021, and LICENSEE became the successor in interest to Stelios Therapeutics, Inc. under the Agreement.

For the purposes described above, the parties agree on the following changes as detailed below.

ARTICLE 5. PATENT MATTERS.

Delete Paragraph 5.1 in its entirety and replace it with the following:

“

(a)
LICENSEE shall be responsible for the prosecution and maintenance of any Patent Rights claiming or covering any Inventions, and UNIVERSITY shall reasonably cooperate with LICENSEE in connection with the same, including, upon the request of LICENSEE, promptly executing any and all patent applications, formal documents, assignments, or other instruments which LICENSEE deems necessary or reasonably useful for the filing, prosecution, and maintenance, of any Patent Rights claiming or covering any such Inventions, which may be filed or prepared at LICENSEE's cost and expense.
(b)
LICENSEE shall keep UNIVERSITY reasonably informed of the prosecution of Patent Rights. LICENSEE shall provide UNIVERSITY with a copy of material communications from any patent authority regarding such Inventions, and shall provide drafts of any material filings or responses to be made to such patent authorities a reasonable amount of time in advance of submitting such filings or responses so that UNIVERSITY may have an opportunity to review and comment.
(c)
If LICENSEE plans to abandon, cease prosecution or not maintain any patent(s) or patent application(s) in Patent Rights, then to avoid abandonment or other loss of rights, LICENSEE will provide UNIVERSITY with at least [***] notice of such plan and UNIVERSITY shall have the right, in UNIVERSITY's sole discretion, to file for or continue prosecution and/or maintenance of such patent or patent application at its own expense.
(d)
For clarity, nothing in this Amendment relieves LICENSEE from its obligation to make disclosures to UNIVERSITY.”

In consideration for this Amendment No. 1, LICENSEE shall pay UNIVERSITY an amendment fee of [***] within [***] of receipt of an invoice.

All other terms and conditions in the Agreement between LICENSEE and UNIVERSITY effective April 23, 2020 shall remain unchanged and in effect.

The parties agree this Amendment No. 1 may be executed electronically and in two or more counterparts each of which shall be deemed an original and all of which together shall constitute but one and the same document.

IN WITNESS WHEREOF, both UNIVERSITY and LICENSEE have executed this Agreement by their respective and duly authorized officers on the day and year written.

LEXEO THERAPEUTICS, INC.:		THE REGENTS OF THE UNIVERSITY OF CALIFORNIA:

By:	/s/ Jenny Robertson	By:	/s/ Anthony Reza Razavi, Ph.D.
	(Signature)		(Signature)

Jenny Robertson		Anthony Reza Razavi, Ph.D.

Chief Legal Officer		Associate Director - Innovation and Commercialization

Date:	2025-05-30	Date:	2025-05-27